UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

Franklin

Variable Asset

Allocation Series

Franklin Multi-Asset

Variable Growth Fund

Franklin Multi-Asset

Variable Moderate Growth Fund

Franklin Multi-Asset

Variable Conservative Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Franklin Variable Asset Allocation Series

Franklin Variable Asset Allocation Series consists of separate investment Portfolios, each with its own investment objective and policies. Each Portfolio is a “fund of funds,” investing in other mutual funds and exchange-traded funds (ETFs), and is managed as an asset allocation program.

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin Variable Asset Allocation Series for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected each Portfolios’ performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	Franklin Variable Asset Allocation Series

Portfolios overview

Franklin Variable Asset Allocation Series (the “Variable Asset Allocation Series”) consists of three portfolio investment options (the “Portfolios”), each of which is a “fund of funds” that invests in other mutual funds and exchange-traded funds (“ETFs”). The Variable Asset Allocation Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Variable Asset Allocation Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential. Each Portfolio is managed as an asset allocation program and allocates its assets among mutual funds and ETFs managed by the manager and its affiliates, including other Legg Mason and Franklin Templeton investment managers, and ETFs managed by unaffiliated investment advisers (“underlying funds”). When selecting investments to fulfill a desired asset class exposure, the portfolio managers expect to allocate to Legg Mason and Franklin Templeton affiliated mutual funds and ETFs, provided that appropriate products are available. At the current time, the Portfolios invest primarily in affiliated mutual funds.

Q. What were the overall market conditions during the Portfolios’ reporting period?

A. Global equities fell during the twelve-month reporting period ended December 31, 2022, to finish the year with the worst annual loss since the 2008 global financial crisis. Throughout the year, markets were influenced by concerns about inflation, monetary policy tightening by many central banks, the Russia-Ukraine war, China’s COVID-19 policy and slowing corporate profits. For the first time in more than a decade, value-style equities performed better than growth-style equities.

Pressured by high inflation, tightening monetary policy and geopolitical instability, global equity markets declined in the first quarter of 2022. Rebounding consumer demand, alongside continued supply-chain disruptions, drove inflation to the highest levels in decades in many countries. Russia’s invasion of Ukraine and the subsequent sanctions on Russia further tested financial markets. Escalating geopolitical risks and monetary policy shifts combined to lift financial market volatility and suppress U.S. equity values during the period. It was the first losing quarter since the pandemic bear market in early 2020. The U.S. Federal Reserve Board (the “Fed”) adopted a more hawkish policy stance and raised the federal funds target rate for the first time since 2018. The U.S. Treasury (“UST”) yield curve shifted substantially higher. Gold prices rose for the quarter. Crude oil prices fluctuated widely day-to-day due to supply-and-demand concerns surrounding the war in Ukraine, a surge in COVID-19 cases in China and other events.

During the second quarter of 2022, investor concerns about persistently high inflation, tightening monetary policy, geopolitical instability and slower global economic growth pressured global financial markets. Record-high inflation in multiple countries — driven by consumer demand and continued supply-chain disruptions — prompted many central banks to raise interest rates. The Fed tightened its monetary policy aggressively, and the market reflected a growing concern that the Fed might push the country into a recession before price stability was restored. U.S. equities weathered broad-based losses as investors sold riskier assets. The UST yield curve flattened as yields on very short-term U.S. Treasuries rose more than yields on intermediate- and longer-term notes and bonds. Gold prices declined during the quarter. Crude oil prices rose during much of the quarter but pared gains as the Organization of Petroleum Exporting Countries (“OPEC”) plus key oil-exporting allies (together, OPEC+) raised output and as U.S. recession fears intensified.

Global equities rallied early in the third quarter of 2022 before falling sharply during the latter half of the period as investors worried that central bank policy tightening would weaken the global economy or lead to a recession. Inflationary pressures began to ease as the prices of many commodities declined; however, annual inflation rates remained near or at record highs in multiple regions. The U.S. equity market rallied before Fed rate hikes and hawkish rhetoric caused optimism to vanish. Risk-off sentiment across asset classes and elevated trading volatility dominated the rest of the period. Yields moved higher across the UST yield curve. The increases were most pronounced at shorter-term maturities, leaving the yield curve to be significantly inverted. Gold prices declined despite persistent inflation. Crude oil futures prices receded significantly as escalating fears of a global economic slowdown and a stronger U.S. dollar overshadowed concerns of tightness in oil supplies.

During the fourth quarter of 2022, global equities collectively advanced. However, as the period wound down, investor concerns about slower global economic growth returned, driven by the aggressive rate-hiking actions of many central banks during the year, and global equities retreated. Following a solid rebound in October and November as inflation data improved, the U.S. equity market pulled back broadly in December, leaving major indexes with their strongest quarterly performance of 2022 but their worst calendar-year performance since 2008. UST yields increased on the shorter and longer ends of the UST yield curve, but fell slightly in the middle, increasing the yield curve inversion. Gold spot prices began to recover in November and rose substantially over the quarter. The U.S. benchmark crude oil futures prices rose, while international benchmark Brent crude futures fell.

Q. How did we respond to these changing market conditions?

A. For all three Portfolios, we employ a tactical strategy based on both quantitative and qualitative inputs, that over- and underweights certain allocations in the Portfolios in response to various market, economic and valuation conditions. These tactical views are updated on a monthly basis. At the beginning of the reporting period, we were overweight equities versus fixed income, and we subsequently trimmed that position to neutral at the end of April in the face of a challenging inflation environment, slowing global growth and aggressive central bank policies. At the end of July, the Portfolios moved to underweight equities versus fixed income, as the market outlook continued to deteriorate, and fixed income yields started to become more attractive. Within equities, we were overweight U.S. equities relative to international equities as international equities faced continued inflationary pressures, exacerbated by the war in Ukraine.

Franklin Variable Asset Allocation Series 2022 Annual Report	1

Portfolios overview (cont’d)

Franklin Multi-Asset Variable Growth Fund1

Franklin Multi-Asset Variable Growth Fund seeks capital appreciation. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 70% to 100% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 0% to 30% to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2022, Class I shares of Franklin Multi-Asset Variable Growth Fund returned -14.80%. The Portfolio’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Indexi, the Russell 3000 Indexii and the Variable Growth Composite Benchmarkiii, returned -13.01%, -19.21% and -17.25%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Averageiv returned -17.99% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
Franklin Multi-Asset Variable Growth Fund:
Class I	3.93%	-14.80%
Bloomberg U.S. Aggregate Index	-2.97%	-13.01%
Russell 3000 Index	2.40%	-19.21%
Variable Growth Composite Benchmark	3.14%	-17.25%
Lipper Variable Mixed-Asset Target Allocation Aggressive Growth Funds Category Average	1.78%	-17.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason and Franklin Templeton affiliated mutual funds and ETFs and ETFs that are managed by unaffiliated investment advisers, depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratio for Class I shares was 0.80%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

†

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the Financial Highlights, which reflect the Portfolio’s operating expenses and do not include acquired fund fees and expenses.

2	Franklin Variable Asset Allocation Series 2022 Annual Report

Franklin Multi-Asset Variable Moderate Growth Fund1

Franklin Multi-Asset Variable Moderate Growth Fund seeks long-term growth of capital. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 55% to 85% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 15% to 45% to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2022, Class I shares of Franklin Multi-Asset Variable Moderate Growth Fund returned -14.36%. The Portfolio’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Index, the Russell 3000 Index and the Variable Moderate Growth Composite Benchmarkv, returned -13.01%, -19.21% and -16.42%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Averagevi returned -16.13% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
Franklin Multi-Asset Variable Moderate Growth Fund:
Class I	3.13%	-14.36%
Bloomberg U.S. Aggregate Index	-2.97%	-13.01%
Russell 3000 Index	2.40%	-19.21%
Variable Moderate Growth Composite Benchmark	2.09%	-16.42%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average	1.14%	-16.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason and Franklin Templeton affiliated mutual funds and ETFs and ETFs that are managed by unaffiliated investment advisers, depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratio for Class I shares was 0.94%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of underlying funds), to average net assets will not exceed 0.20% for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class I as a result of acquired fund fees and expenses. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

†

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the Financial Highlights, which reflect the Portfolio’s operating expenses and do not include acquired fund fees and expenses.

Franklin Variable Asset Allocation Series 2022 Annual Report	3

Portfolios overview (cont’d)

Franklin Multi-Asset Variable Conservative Growth Fund1

Franklin Multi-Asset Variable Conservative Growth Fund seeks balance of growth of capital and income. The Portfolio organizes its investments in underlying funds into two main asset classes: the equity class (equity securities of all types) and the fixed income class (fixed income securities of all types). The portfolio managers may invest across all asset classes and strategies. The portfolio managers will allocate between 35% to 65% of the Portfolio’s assets to underlying funds that invest in equity and equity-like strategies and between 35% to 65% to underlying funds that invest in fixed income strategies. The portfolio managers may, however, allocate assets to any underlying funds in varying amounts in a manner consistent with the Portfolio’s investment objective. The Portfolio’s allocation to each asset class will be measured at the time of purchase and may vary thereafter as a result of market movements.

Performance review

For the twelve months ended December 31, 2022, Class I shares of Franklin Multi-Asset Variable Conservative Growth Fund returned -14.17%. The Portfolio’s unmanaged benchmarks, the Bloomberg U.S. Aggregate Index, the Russell 1000 Index and the Variable Conservative Growth Composite Benchmarkvii, returned -13.01%, -19.13% and -15.32%, respectively, for the same period. The Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Averageviii returned -15.55% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
Franklin Multi-Asset Variable Conservative Growth Fund:
Class I	1.60%	-14.17%
Class II	1.49%	-14.33%
Bloomberg U.S. Aggregate Index	-2.97%	-13.01%
Russell 1000 Index	2.30%	-19.13%
Variable Conservative Growth Composite Benchmark	0.92%	-15.32%
Lipper Variable Mixed-Asset Target Allocation Moderate Funds Category Average	0.11%	-15.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Portfolio’s assets among different Legg Mason and Franklin Templeton affiliated mutual funds and ETFs and ETFs that are managed by unaffiliated investment advisers, depending upon the portfolio managers’ outlook for the equity and bond markets in general, particular sectors of such markets and the performance outlook for the underlying funds. In assessing the equity and bond markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Total Annual Operating Expenses† (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.69% and 0.94%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

†

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the Financial Highlights, which reflect the Portfolio’s operating expenses and do not include acquired fund fees and expenses.

4	Franklin Variable Asset Allocation Series 2022 Annual Report

Q. What were the leading contributors to performance?

A. Taking into account the underlying funds returns and their weightings within the Portfolios, the leading contributor to absolute performance came from international equities, with a return less negative than other asset classes.

Sub-asset class selection — specifically value funds within U.S. large cap — was a major contributor to performance.

Relative to their specific benchmarks, the leading contributors at the manager level were ClearBridge Appreciation Fund, Franklin U.S. Small Cap Equity Fund and BrandywineGLOBAL — Dynamic US Large Cap Value ETF. While asset allocation effects had little impact in total, a slight overweight to fixed income was a contributor.

Q. What were the leading detractors from performance?

A. The leading detractor from absolute performance for the reporting period was the exposure to U.S. equities, especially in growth equity strategies. From an asset allocation perspective, not having high yield exposure was also a detractor from relative return.

At the underlying manager level and relative to their specific benchmarks, the leading detractors were ClearBridge Large Cap Growth Fund, Western Asset Core Bond Fund and ClearBridge Small Cap Growth Fund.

Q. Were there any significant changes to the Portfolios during the reporting period?

A. Beginning in March 2022, we began incorporating the fundamental and quantitative asset allocation views developed by Franklin Templeton Investment Solutions in our tactical views. We believe the addition of fundamental views to our tactical asset allocation process provides for more robust and nimble tactical positioning to meet investors objectives and goals.

In June 2022, the Portfolios underwent their annual strategic asset allocation update, when allocation weights are re-established. At that time, we implemented an increase in our target equity allocations. Historically, our target equity allocations have been at the low end of the category range for each fund (i.e., 50% for the 50-70% category). Over the longer term, this has put us at a disadvantage compared to peers as the median manager’s allocations are closer to the middle of each category range i.e., (60% for 50-70% category, etc). To align ourselves more competitively with peer managers, we implemented a 10% shift in our target equity allocations accordingly.

Thank you for your investment in the Variable Asset Allocation Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Franklin Advisers, Inc.

January 11, 2023

RISKS: Equity securities are subject to price and market fluctuations. Fixed income securities are subject to interest rate and credit risks. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Portfolios’ share prices. High yield bonds (commonly known as “junk” bonds) involve greater credit and liquidity risks than investment grade bonds.

Each Portfolio is a fund of funds — it invests primarily in other funds — and is subject to the risks of the underlying funds in which it invests. There are additional risks and other expenses associated with investing in other mutual funds and ETFs, rather than directly in portfolio securities. In addition to the Portfolio’s operating expenses, you will indirectly bear the operating expenses of the underlying funds in which the Portfolio invests. The Portfolios pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, each Portfolio indirectly bears its pro rata share of the fees and expenses incurred by the underlying funds it invests in, including management fees and other expenses. These expenses are in addition to the expenses that each Portfolio bears directly in connection with its own operation. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. Also, the portfolio managers may invest in underlying funds that have a limited performance history. Please see the Portfolios’ prospectus for a more complete discussion of these and other risks and the Portfolios’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Franklin Variable Asset Allocation Series 2022 Annual Report	5

Portfolios overview (cont’d)

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Variable Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Bloomberg U.S. Aggregate Index and 5% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 75 funds for the six-month period and among the 73 funds for the twelve-month period in the Portfolio’s Lipper category.

[v]

The Variable Moderate Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Bloomberg U.S. Aggregate Index and 5% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index.

vi

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 244 funds for the six-month period and among the 243 funds for the twelve-month period in the Portfolio’s Lipper category.

vii

The Variable Conservative Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Bloomberg U.S. Aggregate Index and 7% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index.

viii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 287 funds for the six-month period and among the 285 funds for the twelve-month period in the Portfolio’s Lipper category.

6	Franklin Variable Asset Allocation Series 2022 Annual Report

Portfolios at a glance (unaudited)

Franklin Multi-Asset Variable Growth Fund Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Franklin Variable Asset Allocation Series 2022 Annual Report	7

Portfolios at a glance (unaudited) (cont’d)

Franklin Multi-Asset Variable Moderate Growth Fund Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

8	Franklin Variable Asset Allocation Series 2022 Annual Report

Franklin Multi-Asset Variable Conservative Growth Fund Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Franklin Variable Asset Allocation Series 2022 Annual Report	9

Portfolios expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” providesinformationabouthypotheticalaccountvaluesandhypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Franklin Multi-Asset Variable Growth Fund	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Franklin Multi-Asset Variable Growth Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	3.93%	$1,000.00	$1,039.30	0.13%	$0.67	Class I	5.00%	$1,000.00	$1,024.55	0.13%	$0.66

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	Franklin Variable Asset Allocation Series 2022 Annual Report

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” providesinformationabouthypotheticalaccountvaluesandhypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Franklin Multi-Asset Variable Moderate Growth Fund	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Franklin Multi-Asset Variable Moderate Growth Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	3.13%	$1,000.00	$1,031.30	0.20%	$1.02	Class I	5.00%	$1,000.00	$1,024.20	0.20%	$1.02

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Franklin Variable Asset Allocation Series 2022 Annual Report	11

Portfolios expenses (unaudited) (cont’d)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” providesinformationabouthypotheticalaccountvaluesandhypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Franklin Multi-Asset Variable Conservative Growth Fund	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Franklin Multi-Asset Variable Conservative Growth Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class I	1.60%	$1,000.00	$1,016.00	0.13%	$0.66	Class I	5.00%	$1,000.00	$1,024.55	0.13%	$0.66
Class II	1.49	1,000.00	1,014.90	0.38	1.93	Class II	5.00	1,000.00	1,023.29	0.38	1.94

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

12	Franklin Variable Asset Allocation Series 2022 Annual Report

Portfolios performance (unaudited)

Franklin Multi-Asset Variable Growth Fund

Average annual total returns[1]
Class I
Twelve Months Ended 12/31/22	-14.80%
Five Years Ended 12/31/22	5.22
Ten Years Ended 12/31/22	8.01

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)	116.14%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Franklin Variable Asset Allocation Series 2022 Annual Report	13

Portfolios performance (unaudited) (cont’d)

Franklin Multi-Asset Variable Growth Fund

Historical performance

Value of $10,000 invested in

Class I Shares of Franklin Multi-Asset Variable Growth Fund vs. Benchmark Indices† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Franklin Multi-Asset Variable Growth Fund on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index, the Russell 3000 Index and the Variable Growth Composite Benchmark. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Bloomberg U.S. Aggregate Index and 5% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 85%.

14	Franklin Variable Asset Allocation Series 2022 Annual Report

Portfolios performance (unaudited) (cont’d)

Franklin Multi-Asset Variable Moderate Growth Fund

Average annual total returns[1]
Class I
Twelve Months Ended 12/31/22	-14.36%
Five Years Ended 12/31/22	4.61
Ten Years Ended 12/31/22	7.08

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)	98.17%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Franklin Variable Asset Allocation Series 2022 Annual Report	15

Franklin Multi-Asset Variable Moderate Growth Fund

Historical performance

Value of $10,000 invested in

Class I Shares of Franklin Multi-Asset Variable Moderate Growth Fund vs. Benchmark Indices† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Franklin Multi-Asset Variable Moderate Growth Fund on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index, the Russell 3000 Index and the Variable Moderate Growth Composite Benchmark. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Moderate Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Bloomberg U.S. Aggregate Index and 5% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 70%.

16	Franklin Variable Asset Allocation Series 2022 Annual Report

Portfolios performance (unaudited) (cont’d)

Franklin Multi-Asset Variable Conservative Growth Fund

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/22	-14.17%	-14.33%
Five Years Ended 12/31/22	3.56	3.31
Ten Years Ended 12/31/22	5.68	N/A
Inception* through 12/31/22	—	4.12

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)	73.72%
Class II (Inception date of 6/23/17 through 12/31/22)	24.98

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares of Franklin Multi-Asset Variable Conservative Growth Fund are February 5, 1997 and June 23, 2017, respectively.

Franklin Variable Asset Allocation Series 2022 Annual Report	17

Franklin Multi-Asset Variable Conservative Growth Fund

Historical performance

Value of $10,000 invested in

Class I Shares of Franklin Multi-Asset Variable Conservative Growth Fund vs. Benchmark Indices† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Franklin Multi-Asset Variable Conservative Growth Fund on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index, the Russell 1000 Index and the Variable Conservative Growth Composite Benchmark. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Variable Conservative Growth Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Bloomberg U.S. Aggregate Index and 7% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The indices are unmanaged and are not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index.

Prior to May 1, 2015, the Portfolio followed different investment policies and strategies under the name QS Legg Mason Variable Lifestyle Allocation 50%.

18	Franklin Variable Asset Allocation Series 2022 Annual Report

Schedules of investments

December 31, 2022

Franklin Multi-Asset Variable Growth Fund

(Percentages shown based on Portfolio net assets)

Description		Shares	Value
Investments in Underlying Funds(a) — 99.2%
Domestic Equity — 66.3%
Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF		434,084	$4,969,958	(b)
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares		330,287	5,865,906
ClearBridge Small Cap Fund, Class IS Shares		52,235	3,030,133
Franklin U.S. Small Cap Equity Fund, Class IS Shares		324,184	3,569,262
Legg Mason Partners Investment Trust:
ClearBridge Appreciation Fund, Class IS Shares		579,520	15,496,378
ClearBridge Large Cap Growth Fund, Class IS Shares		241,418	11,279,060
ClearBridge Small Cap Growth Fund, Class IS Shares		59,313	2,213,551
Total Domestic Equity			46,424,248
Foreign Equity — 20.2%
Legg Mason Global Asset Management Trust — Franklin International Equity Fund, Class IS Shares		947,350	14,153,402
Domestic Fixed Income — 12.7%
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		631,826	6,697,358
Western Asset Intermediate Bond Fund, Class IS Shares		233,014	2,206,642
Total Domestic Fixed Income			8,904,000
Total Investments in Underlying Funds before Short-Term Investments (Cost — $60,852,443)			69,481,650

	Rate
Short-Term Investments — 0.8%
Invesco Government & Agency Portfolio, Institutional Class (Cost — $604,965)	4.235%	604,965	604,965	(c)
Total Investments — 100.0% (Cost — $61,457,408)			70,086,615
Liabilities in Excess of Other Assets — (0.0)%††			(28,800)
Total Net Assets — 100.0%			$70,057,815

††	Represents less than 0.1%.

(a)	Underlying Funds are affiliated with Franklin Resources, Inc. and more information about the Underlying Funds is available at www.franklintempleton.com (Note 8).

(b)	On October 28, 2022, BrandywineGLOBAL — Dynamic US Large Cap Value Fund reorganized into Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF.

(c)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

Franklin Variable Asset Allocation Series 2022 Annual Report	19

Schedules of investments (cont’d)

December 31, 2022

Franklin Multi-Asset Variable Moderate Growth Fund

(Percentages shown based on Portfolio net assets)

Description		Shares	Value
Investments in Underlying Funds (a) — 99.0%
Domestic Equity — 58.6%
Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF		144,219	$1,651,207	(b)
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares		110,053	1,954,535
ClearBridge Small Cap Fund, Class IS Shares		17,372	1,007,736
Franklin U.S. Small Cap Equity Fund, Class IS Shares		108,148	1,190,705
Legg Mason Partners Investment Trust:
ClearBridge Appreciation Fund, Class IS Shares		192,561	5,149,090
ClearBridge Large Cap Growth Fund, Class IS Shares		80,642	3,767,607
ClearBridge Small Cap Growth Fund, Class IS Shares		19,746	736,913
Total Domestic Equity			15,457,793
Domestic Fixed Income — 22.9%
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		429,730	4,555,136
Western Asset Intermediate Bond Fund, Class IS Shares		157,238	1,489,045
Total Domestic Fixed Income			6,044,181
Foreign Equity — 17.5%
Legg Mason Global Asset Management Trust — Franklin International Equity Fund, Class IS Shares		309,312	4,621,127
Total Investments in Underlying Funds before Short-Term Investments (Cost — $23,818,482)			26,123,101

	Rate
Short-Term Investments — 1.1%
Invesco Government & Agency Portfolio, Institutional Class (Cost — $293,264)	4.235%	293,264	293,264	(c)
Total Investments — 100.1% (Cost — $24,111,746)			26,416,365
Liabilities in Excess of Other Assets — (0.1)%			(27,447)
Total Net Assets — 100.0%			$26,388,918

(a)	Underlying Funds are affiliated with Franklin Resources, Inc. and more information about the Underlying Funds is available at www.franklintempleton.com (Note 8).

(b)	On October 28, 2022, BrandywineGLOBAL — Dynamic US Large Cap Value Fund reorganized into Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF.

(c)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

20	Franklin Variable Asset Allocation Series 2022 Annual Report

Franklin Multi-Asset Variable Conservative Growth Fund

(Percentages shown based on Portfolio net assets)

Description		Shares	Value
Investments in Underlying Funds (a) — 99.4%
Domestic Equity — 44.0%
Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF		308,675	$3,534,113	(b)
Legg Mason Global Asset Management Trust:
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares		228,135	4,051,672
ClearBridge Small Cap Fund, Class IS Shares		36,055	2,091,580
Franklin U.S. Small Cap Equity Fund, Class IS Shares		223,908	2,465,224
Legg Mason Partners Investment Trust:
ClearBridge Appreciation Fund, Class IS Shares		397,548	10,630,436
ClearBridge Large Cap Growth Fund, Class IS Shares		165,428	7,728,774
ClearBridge Small Cap Growth Fund, Class IS Shares		40,995	1,529,952
Total Domestic Equity			32,031,751
Domestic Fixed Income — 43.1%
Western Asset Funds, Inc.:
Western Asset Core Bond Fund, Class IS Shares		2,227,620	23,612,774
Western Asset Intermediate Bond Fund, Class IS Shares		821,844	7,782,860
Total Domestic Fixed Income			31,395,634
Foreign Equity — 12.3%
Legg Mason Global Asset Management Trust — Franklin International Equity Fund, Class IS Shares		597,235	8,922,695
Total Investments in Underlying Funds before Short-Term Investments (Cost — $69,477,080)			72,350,080

	Rate
Short-Term Investments — 0.6%
Invesco Government & Agency Portfolio, Institutional Class (Cost — $421,334)	4.235%	421,334	421,334	(c)
Total Investments — 100.0% (Cost — $69,898,414)			72,771,414
Liabilities in Excess of Other Assets — (0.0)%††			(7,410)
Total Net Assets — 100.0%			$72,764,004

††	Represents less than 0.1%.

(a)	Underlying Funds are affiliated with Franklin Resources, Inc. and more information about the Underlying Funds is available at www.franklintempleton.com (Note 8).

(b)	On October 28, 2022, BrandywineGLOBAL — Dynamic US Large Cap Value Fund reorganized into Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF.

(c)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

Franklin Variable Asset Allocation Series 2022 Annual Report	21

Statements of assets and liabilities

December 31, 2022

	Franklin Multi-Asset Variable Growth Fund	Franklin Multi-Asset Variable Moderate Growth Fund	Franklin Multi-Asset Variable Conservative Growth Fund

Assets:
Investments in affiliated Underlying Funds, at cost	$60,852,443	$23,818,482	$69,477,080
Short-term investments, at cost	604,965	293,264	421,334
Investments in affiliated Underlying Funds, at value	$69,481,650	$26,123,101	$72,350,080
Short-term investments, at value	604,965	293,264	421,334
Distributions receivable from affiliated Underlying Funds	25,173	17,089	88,758
Distributions receivable from unaffiliated Underlying Funds	1,449	726	1,251
Receivable for Portfolio shares sold	—	—	33,518
Receivable from investment manager	—	5,294	—
Prepaid expenses	6	2	8
Total Assets	70,113,243	26,439,476	72,894,949

Liabilities:
Payable for investments in affiliated Underlying Funds	26,830	18,215	94,604
Fund accounting fees payable	10,407	10,257	10,426
Payable for Portfolio shares repurchased	6,854	12,208	10,655
Audit and tax fees payable	4,054	4,000	3,946
Legal fees payable	2,719	2,672	2,719
Trustees’ fees payable	1,526	830	1,585
Service and/or distribution fees payable	—	—	3,273
Accrued expenses	3,038	2,376	3,737
Total Liabilities	55,428	50,558	130,945
Total Net Assets	$70,057,815	$26,388,918	$72,764,004

Net Assets:
Par value (Note 7)	$59	$22	$57
Paid-in capital in excess of par value	63,212,725	25,088,324	72,659,252
Total distributable earnings (loss)	6,845,031	1,300,572	104,695
Total Net Assets	$70,057,815	$26,388,918	$72,764,004

Net Assets:
Class I	$70,057,815	$26,388,918	$57,592,831
Class II	—	—	$15,171,173

Shares Outstanding:
Class I	5,909,880	2,208,687	4,478,572
Class II	—	—	1,184,606

Net Asset Value:
Class I	$11.85	$11.95	$12.86
Class II	—	—	$12.81

See Notes to Financial Statements.

22	Franklin Variable Asset Allocation Series 2022 Annual Report

Statements of operations

For the Year Ended December 31, 2022

	Franklin Multi-Asset Variable Growth Fund	Franklin Multi-Asset Variable Moderate Growth Fund	Franklin Multi-Asset Variable Conservative Growth Fund

Investment Income:
Income distributions from affiliated Underlying Funds	$1,265,230	$516,797	$1,610,551
Income distributions from unaffiliated Underlying Funds	4,764	1,897	5,872
Total Investment Income	1,269,994	518,694	1,616,423

Expenses:
Fund accounting fees	31,903	31,443	31,952
Legal fees	30,748	30,530	30,752
Audit and tax fees	27,202	26,922	27,148
Trustees’ fees	7,061	3,139	7,308
Custody fees	555	253	610
Shareholder reports	535	3,940	1,700
Commitment fees (Note 9)	500	188	532
Interest expense	30	10	10
Service and/or distribution fees (Notes 2 and 5)	—	—	40,032
Miscellaneous expenses	2,796	2,822	3,774
Total Expenses	101,330	99,247	143,818
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	—	(42,046)	—
Net Expenses	101,330	57,201	143,818
Net Investment Income	1,168,664	461,493	1,472,605

Realized and Unrealized Gain (Loss) on Affiliated Underlying Funds and Capital Gain Distributions From Affiliated Underlying Funds (Notes 1 and 3):
Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	(876,288)	(691,936)	(2,571,009)
Capital gain distributions from affiliated Underlying Funds	3,626,085	1,193,844	2,489,938
Net Realized Gain (Loss)	2,749,797	501,908	(81,071)
Change in Net Unrealized Appreciation (Depreciation) from Affiliated Underlying Funds	(17,421,853)	(5,755,637)	(14,723,049)
Net Loss on Affiliated Underlying Funds and Capital Gain Distributions From Affiliated Underlying Funds	(14,672,056)	(5,253,729)	(14,804,120)
Decrease in Net Assets From Operations	$(13,503,392)	$(4,792,236)	$(13,331,515)

See Notes to Financial Statements.

Franklin Variable Asset Allocation Series 2022 Annual Report	23

Statements of changes in net assets

Franklin Multi-Asset Variable Growth Fund

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$1,168,664	$966,865
Net realized gain	2,749,797	14,132,458
Change in net unrealized appreciation (depreciation)	(17,421,853)	3,057,867
Increase (Decrease) in Net Assets From Operations	(13,503,392)	18,157,190

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(8,834,004)	(10,481,103)
Decrease in Net Assets From Distributions to Shareholders	(8,834,004)	(10,481,103)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	300,619	713,881
Reinvestment of distributions	8,834,004	10,481,103
Cost of shares repurchased	(11,016,369)	(17,249,605)
Decrease in Net Assets From Portfolio Share Transactions	(1,881,746)	(6,054,621)
Increase (Decrease) in Net Assets	(24,219,142)	1,621,466

Net Assets:
Beginning of year	94,276,957	92,655,491
End of year	$70,057,815	$94,276,957

See Notes to Financial Statements.

24	Franklin Variable Asset Allocation Series 2022 Annual Report

Franklin Multi-Asset Variable Moderate Growth Fund

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$461,493	$361,232
Net realized gain	501,908	4,212,105
Change in net unrealized appreciation (depreciation)	(5,755,637)	712,307
Increase (Decrease) in Net Assets From Operations	(4,792,236)	5,285,644

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(2,464,256)	(3,456,169)
Decrease in Net Assets From Distributions to Shareholders	(2,464,256)	(3,456,169)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	81,068	121,983
Reinvestment of distributions	2,464,256	3,456,169
Cost of shares repurchased	(2,989,082)	(4,348,773)
Decrease in Net Assets From Portfolio Share Transactions	(443,758)	(770,621)
Increase (Decrease) in Net Assets	(7,700,250)	1,058,854

Net Assets:
Beginning of year	34,089,168	33,030,314
End of year	$26,388,918	$34,089,168

See Notes to Financial Statements.

Franklin Variable Asset Allocation Series 2022 Annual Report	25

Statements of changes in net assets (cont’d)

Franklin Multi-Asset Variable Conservative Growth Fund

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$1,472,605	$1,151,676
Net realized gain (loss)	(81,071)	8,668,616
Change in net unrealized appreciation (depreciation)	(14,723,049)	437,767
Increase (Decrease) in Net Assets From Operations	(13,331,515)	10,258,059

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(5,912,251)	(7,833,188)
Decrease in Net Assets From Distributions to Shareholders	(5,912,251)	(7,833,188)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	4,861,075	7,017,022
Reinvestment of distributions	5,912,251	7,833,188
Cost of shares repurchased	(13,839,306)	(13,245,345)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(3,065,980)	1,604,865
Increase (Decrease) in Net Assets	(22,309,746)	4,029,736

Net Assets:
Beginning of year	95,073,750	91,044,014
End of year	$72,764,004	$95,073,750

See Notes to Financial Statements.

26	Franklin Variable Asset Allocation Series 2022 Annual Report

Financial highlights

Franklin Multi-Asset Variable Growth Fund

For a share of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$15.88	$14.74	$14.00	$12.20	$14.46

Income (loss) from operations:
Net investment income	0.20	0.16	0.17	0.18	0.20
Net realized and unrealized gain (loss)	(2.63)	2.87	1.30	2.52	(1.30)
Total income (loss) from operations	(2.43)	3.03	1.47	2.70	(1.10)

Less distributions from:
Net investment income	(0.41)	(0.69)	(0.21)	(0.21)	(0.38)
Net realized gains	(1.19)	(1.20)	(0.52)	(0.69)	(0.78)
Total distributions	(1.60)	(1.89)	(0.73)	(0.90)	(1.16)

Net asset value, end of year	$11.85	$15.88	$14.74	$14.00	$12.20
Total return[2]	(14.80)%	20.69%	11.24%	22.58%	(8.05)%

Net assets, end of year (000s)	$70,058	$94,277	$92,655	$97,959	$94,715

Ratios to average net assets:
Gross expenses[3]	0.13%	0.12%	0.14%	0.12%	0.11%
Net expenses[3,4]	0.13	0.12	0.13 [5]	0.12	0.11
Net investment income	1.52	1.00	1.27	1.38	1.36

Portfolio turnover rate	42%	19%	21%	19%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Franklin Variable Asset Allocation Series 2022 Annual Report	27

Financial highlights (cont’d)

Franklin Multi-Asset Variable Moderate Growth Fund

For a share of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$15.37	$14.62	$13.87	$12.16	$13.93

Income (loss) from operations:
Net investment income	0.21	0.17	0.18	0.20	0.22
Net realized and unrealized gain (loss)	(2.47)	2.25	1.29	2.25	(1.07)
Total income (loss) from operations	(2.26)	2.42	1.47	2.45	(0.85)

Less distributions from:
Net investment income	(0.23)	(0.68)	(0.23)	(0.51)	(0.35)
Net realized gains	(0.93)	(0.99)	(0.49)	(0.23)	(0.57)
Total distributions	(1.16)	(1.67)	(0.72)	(0.74)	(0.92)

Net asset value, end of year	$11.95	$15.37	$14.62	$13.87	$12.16
Total return[2]	(14.36)%	16.66%	11.07%	20.43%	(6.28)%

Net assets, end of year (000s)	$26,389	$34,089	$33,030	$33,182	$31,468

Ratios to average net assets:
Gross expenses[3]	0.35%	0.31%	0.35%	0.29%	0.30%
Net expenses[3,4,5]	0.20	0.20	0.20	0.20	0.20
Net investment income	1.61	1.04	1.36	1.53	1.56

Portfolio turnover rate	42%	18%	26%	21%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Franklin Variable Asset Allocation Series 2022 Annual Report

Franklin Multi-Asset Variable Conservative Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.25	$15.86	$14.88	$13.23	$14.64

Income (loss) from operations:
Net investment income	0.26	0.21	0.23	0.27	0.28
Net realized and unrealized gain (loss)	(2.59)	1.60	1.37	2.01	(0.91)
Total income (loss) from operations	(2.33)	1.81	1.60	2.28	(0.63)

Less distributions from:
Net investment income	(0.30)	(0.57)	(0.32)	(0.31)	(0.38)
Net realized gains	(0.76)	(0.85)	(0.30)	(0.32)	(0.40)
Total distributions	(1.06)	(1.42)	(0.62)	(0.63)	(0.78)

Net asset value, end of year	$12.86	$16.25	$15.86	$14.88	$13.23
Total return[2]	(14.17)%	11.47%	10.96%	17.37%	(4.40)%

Net assets, end of year (000s)	$57,593	$76,687	$77,465	$80,945	$78,534

Ratios to average net assets:
Gross expenses[3]	0.13%	0.12%	0.14%	0.12%	0.14%
Net expenses[3,4]	0.13	0.12	0.14 [5]	0.12	0.14
Net investment income	1.87	1.24	1.59	1.88	1.90

Portfolio turnover rate	49%	17%	28%	24%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares did not exceed 0.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Franklin Variable Asset Allocation Series 2022 Annual Report	29

Financial highlights (cont’d)

Franklin Multi-Asset Variable Conservative Growth Fund

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.18	$15.81	$14.83	$13.21	$14.62

Income (loss) from operations:
Net investment income	0.23	0.17	0.21	0.25	0.33
Net realized and unrealized gain (loss)	(2.57)	1.58	1.35	1.97	(0.98)
Total income (loss) from operations	(2.34)	1.75	1.56	2.22	(0.65)

Less distributions from:
Net investment income	(0.27)	(0.53)	(0.28)	(0.28)	(0.36)
Net realized gains	(0.76)	(0.85)	(0.30)	(0.32)	(0.40)
Total distributions	(1.03)	(1.38)	(0.58)	(0.60)	(0.76)

Net asset value, end of year	$12.81	$16.18	$15.81	$14.83	$13.21
Total return[2]	(14.33)%	11.12%	10.77%	16.94%	(4.55)%

Net assets, end of year (000s)	$15,171	$18,387	$13,579	$9,823	$4,888

Ratios to average net assets:
Gross expenses[3]	0.38%	0.37%	0.39%	0.37%	0.38%
Net expenses[3,4]	0.38	0.37	0.39 [5]	0.37	0.38
Net investment income	1.68	1.03	1.41	1.77	2.32

Portfolio turnover rate	49%	17%	28%	24%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Portfolio invests.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class II shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Franklin Variable Asset Allocation Series 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin Multi-Asset Variable Growth Fund (“Variable Growth”), Franklin Multi-Asset Variable Moderate Growth Fund (“Variable Moderate Growth”) and Franklin Multi-Asset Variable Conservative Growth Fund (“Variable Conservative Growth”) (the “Portfolios”) are separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios invest in Legg Mason and Franklin Templeton affiliated mutual funds and exchange-traded funds (“ETFs”) and ETFs managed by unaffiliated investment advisers (“Underlying Funds”). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans, including affiliates of the investment manager.

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolios follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolios and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities, including ETFs, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolios hold securities or other assets that are denominated in a foreign currency, the Portfolios will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Portfolio calculates its net asset value, the Portfolios value these securities as determined in accordance with procedures approved by the Portfolios’ Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolios’ manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolios’ manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolios’ pricing policies, and reporting to the Portfolios’ manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolios, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger

Franklin Variable Asset Allocation Series 2022 Annual Report	31

Notes to financial statements (cont’d)

proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolios use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolios’ assets carried at fair value:

Variable Growth

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Underlying Funds†	$69,481,650	—	—	$69,481,650
Short-Term Investments†	604,965	—	—	604,965
Total Investments	$70,086,615	—	—	$70,086,615

†	See Schedule of Investments for additional detailed categorizations.

Variable Moderate Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Underlying Funds†	$26,123,101	—	—	$26,123,101
Short-Term Investments†	293,264	—	—	293,264
Total Investments	$26,416,365	—	—	$26,416,365

†	See Schedule of Investments for additional detailed categorizations.

32	Franklin Variable Asset Allocation Series 2022 Annual Report

Variable Conservative Growth

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Underlying Funds†	$72,350,080	—	—	$72,350,080
Short-Term Investments†	421,334	—	—	421,334
Total Investments	$72,771,414	—	—	$72,771,414

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund of funds risk. The cost of investing in the Portfolios, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Portfolios’ approval, which could force the Portfolios to withdraw their investments from such Underlying Fund at a time that is unfavorable to the Portfolios. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Portfolios would indirectly bear the costs of these trades without accomplishing any investment purpose.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The character of certain distributions received from the Underlying Funds may represent a return of capital. The Portfolios determine the components of these distributions subsequent to the ex-dividend date, based on the actual tax character reported by the Underlying Funds. These distributions are recorded by adjusting the cost basis of the related Underlying Fund. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolios are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolios on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Portfolios have an arrangement with their custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Portfolios’ cash on deposit with the bank.

(g) Federal and other taxes. It is the Portfolios’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolios’ financial statements.

Management has analyzed the Portfolios’ tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolios had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Portfolio’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is each Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of each Portfolio’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are

Franklin Variable Asset Allocation Series 2022 Annual Report	33

Notes to financial statements (cont’d)

wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Under the investment management agreements, the Portfolios do not pay a management fee.

LMPFA provides administrative and certain oversight services to the Portfolios. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolios, except for the management of the portion of each Portfolio’s cash and short-term instruments allocated to Western Asset.

The Portfolios indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Portfolios will vary.

As a result of expense limitation arrangements between the Portfolios and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses (fees and expenses of Underlying Funds), to average net assets of Class I shares of Variable Growth, Variable Moderate Growth and Variable Conservative Growth and Class II shares of Variable Conservative Growth did not exceed 0.20% and 0.45%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed were as follows:

Variable Moderate Growth	$42,046

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolios, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

In addition, the Portfolios indirectly pay management and/or administration fees to LMPFA and certain LMPFA affiliates as shareholders in the Underlying Funds. These management and/or administration fees ranged from 0.40% to 0.75% of the average daily net assets of the Underlying Funds.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolios’ shareholder servicing agent and acts as the Portfolios’ transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolios’ sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Variable Growth	$32,529,166	$38,612,661
Variable Moderate Growth	11,978,957	13,434,137
Variable Conservative Growth	39,412,311	44,404,719

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Variable Growth
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$65,297,766	$5,775,416	$(986,567)	$4,788,849

34	Franklin Variable Asset Allocation Series 2022 Annual Report

	Variable Moderate Growth
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$25,599,601	$1,566,031	$(749,267)	$816,764

		Variable Conservative Growth
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$72,497,277	$4,466,206	$(4,192,069)	$274,137

4. Derivative instruments and hedging activities

During the year ended December 31, 2022, the Portfolios did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

Variable Conservative Growth has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly. For the year ended December 31, 2022, class specific expenses were as follows:

Service and/or Distribution Fees
Variable Conservative Growth
Class I	—
Class II	$40,032
Total	$40,032

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Variable Moderate Growth
Class I	$42,046

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Variable Growth

Net Investment Income:
Class I	$2,350,004	$3,775,005
Net Realized Gains:
Class I	$6,484,000	$6,706,098

	Year Ended December 31, 2022	Year Ended December 31, 2021
Variable Moderate Growth

Net Investment Income:
Class I	$505,001	$1,390,002

Net Realized Gains:
Class I	$1,959,255	$2,066,167

Franklin Variable Asset Allocation Series 2022 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended December 31, 2022	Year Ended December 31, 2021
Variable Conservative Growth

Net Investment Income:
Class I	$1,337,353	$2,532,545
Class II	312,652	567,462
Total	$1,650,005	$3,100,007

Net Realized Gains:
Class I	$3,390,539	$3,847,970
Class II	871,707	885,211
Total	$4,262,246	$4,733,181

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolios have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Variable Growth

Class I
Shares sold	23,637	$300,619	42,588	$713,881
Shares issued on reinvestment	767,696	8,834,004	652,663	10,481,103
Shares repurchased	(816,987)	(11,016,369)	(1,044,239)	(17,249,605)
Net decrease	(25,654)	$(1,881,746)	(348,988)	$(6,054,621)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Variable Moderate Growth

Class I
Shares sold	6,076	$81,068	7,622	$121,983
Shares issued on reinvestment	210,888	2,464,256	222,648	3,456,169
Shares repurchased	(226,463)	(2,989,082)	(271,603)	(4,348,773)
Net decrease	(9,499)	$(443,758)	(41,333)	$(770,621)

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Variable Conservative Growth

Class I
Shares sold	68,471	$949,728	71,558	$1,218,075
Shares issued on reinvestment	370,064	4,727,892	388,984	6,380,515
Shares repurchased	(680,060)	(9,440,661)	(624,600)	(10,539,227)
Net decrease	(241,525)	$(3,763,041)	(164,058)	$(2,940,637)

Class II
Shares sold	277,096	$3,911,347	348,935	$5,798,947
Shares issued on reinvestment	93,205	1,184,359	88,950	1,452,673
Shares repurchased	(321,759)	(4,398,645)	(160,797)	(2,706,118)
Net increase	48,542	$697,061	277,088	$4,545,502

36	Franklin Variable Asset Allocation Series 2022 Annual Report

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Portfolios own 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolios. The following Underlying Funds were considered affiliated companies for all or some portion of the year ended December 31, 2022. The following transactions were effected in such Underlying Funds for the year ended December 31, 2022.

	Affiliate Value at	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated	Income Distributions from Affiliated	Capital Gain Distributions from Affiliated	Net Increase (Decrease) in Unrealized	Affiliate Value at
Variable Growth	December 31, 2021	Cost	Shares	Proceeds	Shares	Underlying Funds	Underlying Funds	Underlying Funds	Appreciation (Depreciation)	December 31, 2022
BrandywineGLOBAL — Dynamic US Large Cap Value ETF(a)
	$20,071,055	$155,475	13,266	$11,460,499	1,018,999	$1,127,154	$79,485	$728,434	$(3,796,073)	$4,969,958
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares
	6,176,993	2,047,155	111,134	1,480,171	82,164	159,829	110,355	611,799	(878,071)	5,865,906
ClearBridge Small Cap Fund, Class IS Shares
	—	3,374,008	57,280	297,733	5,045	17,267	9,008	—	(46,142)	3,030,133
Franklin U.S. Small Cap Equity Fund, Class IS Shares
	14,763,530	823,203	74,047	10,243,758	825,138	(1,198,757)	76,261	281,942	(1,773,713)	3,569,262
ClearBridge Appreciation Fund, Class IS Shares
	7,686,775	11,615,848	414,627	1,737,111	66,358	232,889	180,555	1,145,293	(2,069,134)	15,496,378
ClearBridge Large Cap Growth Fund, Class IS Shares
	8,747,051	7,737,876	149,606	1,648,782	25,284	(233,782)	—	842,876	(3,557,085)	11,279,060
ClearBridge Small Cap Growth Fund, Class IS Shares
	4,080,256	620,000	15,316	1,146,253	34,124	118,747	—	—	(1,340,452)	2,213,551
Franklin International Equity Fund, Class IS Shares
	20,007,723	1,446,040	98,222	4,538,365	276,166	(308,364)	550,299	15,741	(2,761,996)	14,153,402
Western Asset Core Bond Fund, Class IS Shares
	4,926,778	3,634,387	325,094	915,973	69,071	(160,970)	153,744	—	(947,834)	6,697,358
Western Asset Intermediate Bond Fund, Class IS Shares
	7,403,125	1,075,174	107,949	6,020,304	550,402	(630,301)	105,523	—	(251,353)	2,206,642
	$93,863,286	$32,529,166		$39,488,949		$(876,288)	$1,265,230	$3,626,085	$(17,421,853)	$69,481,650

(a)	On October 28, 2022, BrandywineGLOBAL — Dynamic US Large Cap Value Fund reorganized into Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF.

	Affiliate Value at	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated	Income Distributions from Affiliated	Capital Gain Distributions from Affiliated	Net Increase (Decrease) in Unrealized	Affiliate Value at
Variable Moderate Growth	December 31, 2021	Cost	Shares	Proceeds	Shares	Underlying Funds	Underlying Funds	Underlying Funds	Appreciation (Depreciation)	December 31, 2022
BrandywineGLOBAL — Dynamic US Large Cap Value ETF(a)
	$6,118,619$	48,154	4,109	$3,380,767	298,815	$308,364	$26,408	$238,512	$(1,134,799)	$1,651,207
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares
	1,439,100	1,140,624	61,734	405,584	21,881	29,417	36,771	203,853	(219,605)	1,954,535
ClearBridge Small Cap Fund, Class IS Shares
	—	1,117,996	18,983	94,914	1,611	5,086	2,996	—	(15,346)	1,007,736
Franklin U.S. Small Cap Equity Fund, Class IS Shares
	4,108,448	223,728	20,451	2,573,310	211,535	(258,310)	22,973	85,755	(568,161)	1,190,705
ClearBridge Appreciation Fund, Class IS Shares
	3,578,656	3,015,549	107,703	636,994	22,803	38,006	59,994	380,555	(808,121)	5,149,090
ClearBridge Large Cap Growth Fund, Class IS Shares
	2,708,422	2,615,029	50,609	408,847	6,224	(58,847)	—	280,029	(1,146,997)	3,767,607
ClearBridge Small Cap Growth Fund, Class IS Shares
	1,024,541	165,000	4,090	187,415	3,960	(37,415)	—	—	(265,213)	736,913
Western Asset Core Bond Fund, Class IS Shares
	3,773,200	1,940,459	174,471	432,136	32,552	(77,134)	110,075	—	(726,387)	4,555,136
Western Asset Intermediate Bond Fund, Class IS Shares
	5,667,162	472,604	47,694	4,466,194	407,533	(476,190)	77,906	—	(184,527)	1,489,045

Franklin Variable Asset Allocation Series 2022 Annual Report	37

Notes to financial statements (cont’d)

	Affiliate Value at	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated	Income Distributions from Affiliated	Capital Gain Distributions from Affiliated	Net Increase (Decrease) in Unrealized	Affiliate Value at
Variable Moderate Growth (cont’d)	December 31, 2021	Cost	Shares	Proceeds	Shares	Underlying Funds	Underlying Funds	Underlying Funds	Appreciation (Depreciation)	December 31, 2022
Franklin International Equity Fund, Class IS Shares
	$5,607,706	$1,239,814	84,655	$1,539,912	90,737	$(164,913)	$179,674	$5,140	$(686,481)	$4,621,127
	$34,025,854	$11,978,957		$14,126,073		$(691,936)	$516,797	$1,193,844	$(5,755,637)	$26,123,101

(a)	On October 28, 2022, BrandywineGLOBAL — Dynamic US Large Cap Value Fund reorganized into Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF.

	Affiliate Value at	Purchased		Sold		Realized Gain (Loss) from Sale of Affiliated	Income Distributions from Affiliated	Capital Gain Distributions from Affiliated	Net Increase (Decrease) in Unrealized	Affiliate Value at
Variable Conservative Growth	December 31, 2021	Cost	Shares	Proceeds	Shares	Underlying Funds	Underlying Funds	Underlying Funds	Appreciation (Depreciation)	December 31, 2022
BrandywineGLOBAL — Dynamic US Large Cap Value ETF(a)
	$12,046,753	$4,408,250	370,233	$10,707,997	925,744	$721,723	$56,522	$505,678	$(2,212,893)	$3,534,113
BrandywineGLOBAL — Diversified US Large Cap Value Fund, Class IS Shares
	—	4,788,804	251,825	452,948	23,690	2,052	76,224	422,580	(284,184)	4,051,672
ClearBridge Small Cap Fund, Class IS Shares
	—	2,386,218	40,518	262,788	4,463	17,212	6,218	—	(31,850)	2,091,580
Franklin U.S. Small Cap Equity Fund, Class IS Shares
	9,197,428	729,765	65,168	5,921,668	511,138	(326,669)	50,922	188,843	(1,540,301)	2,465,224
ClearBridge Appreciation Fund, Class IS Shares
	9,217,212	5,509,525	196,690	2,179,808	76,435	100,192	123,860	785,665	(1,916,493)	10,630,436
ClearBridge Large Cap Growth Fund, Class IS Shares
	5,756,886	5,732,248	111,099	1,386,216	22,738	(96,216)	—	577,248	(2,374,144)	7,728,774
ClearBridge Small Cap Growth Fund, Class IS Shares
	2,092,396	445,000	11,210	470,725	10,276	(75,725)	—	—	(536,719)	1,529,952
Western Asset Core Bond Fund, Class IS Shares
	18,249,694	10,592,329	953,083	1,564,723	117,507	(274,723)	565,182	—	(3,664,526)	23,612,774
Western Asset Intermediate Bond Fund, Class IS Shares
	27,422,112	1,218,325	122,736	19,792,322	1,802,910	(2,122,322)	384,700	—	(1,065,255)	7,782,860
Franklin International Equity Fund, Class IS Shares
	10,654,065	3,601,847	246,194	4,236,533	248,175	(516,533)	346,923	9,924	(1,096,684)	8,922,695
	$94,636,546	$39,412,311		$46,975,728		$(2,571,009)	$1,610,551	$2,489,938	$(14,723,049)	$72,350,080

(a)	On October 28, 2022, BrandywineGLOBAL — Dynamic US Large Cap Value Fund reorganized into Franklin Templeton ETF Trust — BrandywineGLOBAL — Dynamic US Large Cap Value ETF.

9. Redemption facility

On February 4, 2022, the Portfolios, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Portfolios shall, in addition to interest charged on any borrowings made by the Portfolios and other costs incurred by the Portfolios, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statements of Operations. The Portfolios did not utilize the Global Credit Facility during the year ended December 31, 2022.

38	Franklin Variable Asset Allocation Series 2022 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth
Distributions paid from:
Ordinary income	$2,370,742	$464,047	$1,650,034
Net long-term capital gains	6,463,262	2,000,209	4,262,217
Total distributions paid	$8,834,004	$2,464,256	$5,912,251

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth
Distributions paid from:
Ordinary income	$4,098,315	$1,533,107	$3,428,146
Net long-term capital gains	6,382,788	1,923,062	4,405,042
Total distributions paid	$10,481,103	$3,456,169	$7,833,188

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth
Undistributed ordinary income — net	$122,216	—	$288,841
Undistributed long-term capital gains — net	1,940,471	$489,807	—
Total undistributed earnings	$2,062,687	$489,807	$288,841
Deferred capital losses*	—	—	(451,273)
Other book/tax temporary differences(a)	(6,505)	(5,999)	(7,010)
Unrealized appreciation (depreciation)(b)	4,788,849	816,764	274,137
Total distributable earnings (loss) — net	$6,845,031	$1,300,572	$104,695

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolios’ investments, impair the Portfolios’ ability to satisfy redemption requests, and negatively impact the Portfolios’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolios by their service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in

Franklin Variable Asset Allocation Series 2022 Annual Report	39

Notes to financial statements (cont’d)

securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Portfolios will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

40	Franklin Variable Asset Allocation Series 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of Franklin Multi-Asset Variable Growth Fund, Franklin Multi-Asset Variable Moderate Growth Fund and Franklin Multi-Asset Variable Conservative Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin Multi-Asset Variable Growth Fund, Franklin Multi-Asset Variable Moderate Growth Fund and Franklin Multi-Asset Variable Conservative Growth Fund (three of the portfolios constituting Legg Mason Partners Variable Equity Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent of the underlying funds; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin Variable Asset Allocation Series 2022 Annual Report	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin Variable Asset Allocation Series (the “Portfolios”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Portfolios is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolios at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by
Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

42	Franklin Variable Asset Allocation Series

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Franklin Variable Asset Allocation Series	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

44	Franklin Variable Asset Allocation Series

Additional Officers (cont’d)

Susan Kerr
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

Franklin Variable Asset Allocation Series	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

†	Trustees who are not “interested persons” of the Portfolios within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolios, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	Franklin Variable Asset Allocation Series

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolios is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolios hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:	Variable Growth	Variable Moderate Growth	Variable Conservative Growth
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$6,463,262	$2,000,209	$4,262,217
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$2,387,489	$786,423	$1,638,368

Under Section 853 of the Internal Revenue Code, the Portfolios intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Portfolios during the fiscal year ended December 31, 2022:

	Variable Growth	Variable Moderate Growth	Variable Conservative Growth
Foreign Taxes Paid	$60,650	$19,802	$38,235
Foreign Source Income Earned	$563,493	$183,982	$355,241

Franklin Variable Asset Allocation Series	47

Franklin

Variable Asset Allocation Series

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Franklin Variable Asset Allocation Series

Franklin Multi-Asset Variable Growth Fund

Franklin Multi-Asset Variable Moderate Growth Fund

Franklin Multi-Asset Variable Conservative Growth Fund

The Portfolios are separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Franklin Variable Asset Allocation Series

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Portfolios’ Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolios at 877-6LM-FUND/656-3863.

Information on how the Portfolios voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolios at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin Multi-Asset Variable Growth Fund, Franklin Multi-Asset Variable Moderate Growth Fund and Franklin Multi-Asset Variable Conservative Growth Fund. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current prospectus.

Investors should consider each Portfolio’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Portfolios. Please read the prospectuses carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

* For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD01436 2/23 SR23-4583

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $379,280 in December 31, 2021 and $349,206 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $159,250 in December 31, 2021 and $149,250 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $1,558,348 in December 31, 2021 and $785,604 in December 31, 2022.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 16, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 16, 2023